Exhibit 10.15

SUBSCRIPTION AND STOCK PURCHASE AGREEMENT

This SUBSCRIPTION AND STOCK PURCHASE AGREEMENT is made as of November 25, 2008 (the “Agreement”), by and among GPS CCMP Acquisition Corp., a Delaware corporation (the “Company”), CCMP Capital Investors II, L.P. (“CCMP”) and CCMP Capital Investors (Cayman) II, L.P. (“Cayman” and together with CCMP, the “Purchasers”).

W I T N E S S E T H :

WHEREAS, on the terms and subject to the conditions set forth herein, CCMP desires to subscribe for and purchase, and the Company desires to sell to CCMP that number of shares of Series A Preferred Stock (“Series A Preferred Stock”), par value $0.01 per share, of the Company (the “Shares”) set forth on Schedule I attached hereto (the purchase price to be paid by CCMP for the Shares is referred to herein as the “Purchase Price”).

NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF SHARES

1.1                                 Sale and Issuance of Shares.  Subject to the terms and conditions of this Agreement, each Purchaser does hereby subscribe for and agree to purchase, and the Company does hereby agree to sell to each Purchaser, the number of Shares set forth in the column “Number of Series A Preferred Shares” on Schedule I hereto opposite such Purchaser’s name for the aggregate Purchase Price set forth in the column “Total Cost” on Schedule I opposite such Purchaser’s name.

1.2                                 Obligations Several.  Each Purchaser’s obligations under this Agreement are subject to the execution and delivery of this Agreement by the other Purchasers. The obligations of each Purchaser shall be several and not joint, and no Purchaser shall be liable or responsible for the acts of any other Purchaser under this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each Purchaser as follows:

2.1                                 Organization and Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

2.2                                 Authorization.  The Company has full corporate power and authority to execute and deliver this Agreement and all other agreements and instruments contemplated hereby to which the Company is a party and to perform its obligations hereunder and thereunder. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company, and for the authorization, issuance and delivery of the Shares being sold under this Agreement, has been taken. This Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligation of the Company, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors’ rights generally or by general equitable principles.

2.3                                 Validity of Shares.  The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, and fully paid and nonassessable, free and clear of all liens and encumbrances (other than those created by the Purchasers).

2.4                                 Securities Act.  The sale of Shares in accordance with the terms of this Agreement (assuming the accuracy of the representations and warranties of the Purchasers contained in Article III hereof) is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”).

ARTICLE III

REPRESENTATIONS, WARRANTIES

AND AGREEMENTS OF THE PURCHASERS

3.1                                 Each Purchaser hereby represents and warrants, severally and not jointly, to the Company that:

(a)                                  Authorization.  Such Purchaser is authorized and qualified and has full right and power to execute and deliver this Agreement and all other agreements and instruments contemplated hereby to which such Purchaser is a party, and to perform its obligations hereunder and thereunder. This Agreement and all other agreements and instruments contemplated hereby to which such Purchaser is a party have been duly authorized, executed and delivered by or on behalf of such Purchaser. Assuming the due authorization, execution, delivery and performance of this Agreement and all other agreements and instruments contemplated hereby by the other parties hereof and thereof, this Agreement and all other agreements and instruments contemplated hereby to which such Purchaser is a party are legal, valid and binding agreements, enforceable against such Purchaser in accordance with their terms.

(b)                                 Investment Representations.

(i)                                     The Shares to be received by such Purchaser will be acquired by it for its own account (or in the case of a custodian, for the account of its affiliated funds), not as a nominee or agent, and not with a view to the sale or distribution of any part thereof in violation of applicable federal and state securities laws, and it has no current intention of selling, granting a participation in or otherwise distributing the same, in each case, in violation of applicable federal and state securities laws. By executing this Agreement, each Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant a participation to such person, or to any third person, with respect to any of the Shares to be received by such Purchaser, in each case, in violation of applicable federal and state securities laws.

(ii)                                  Such Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment. Such Purchaser further represents that it has had, during the course of the transactions contemplated hereby and prior to its purchase of the Shares to be received by such Purchaser, the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of the offering and to obtain additional information necessary to verify the accuracy of any information furnished to it or to which it had access. Such Purchaser understands that no federal or state agency has passed upon this investment or upon the Company, nor has any such agency made any finding or determination as to this investment.

(iii)                               Such Purchaser understands that the Shares to be received by such Purchaser may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering such Shares or an available exemption from registration under the 1933 Act, such Shares must be held indefinitely. Such Purchaser is prepared to bear the economic risk of this investment for an indefinite period of time. In particular, such Purchaser acknowledges that it is aware that such Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company. Such information is not now available, and the Company has no current plans to make such information available. Such Purchaser represents that, in the absence of an effective registration statement covering such Shares, it will sell, transfer or otherwise dispose of such Shares only in a manner consistent with its representations set forth herein and then only in accordance with the Shareholders Agreement referred to in Article IV below.

(iv)                              Such Purchaser acknowledges that this investment is not recommended for investors who have any need for a current return on this investment or who cannot bear the risk of losing their entire investment. Such Purchaser acknowledges that: (i) it has adequate means of providing for its current needs and possible personal contingencies and has no need for liquidity in this investment; (ii) its commitment to investments which are not readily marketable is not disproportionate to its net worth; and (iii) its investment in the Shares to be received by such Purchaser will not cause its overall financial commitments to become excessive.

3.2                             Legends; Stop Transfer.

(a)                                     Each Purchaser acknowledges that all certificates evidencing the Shares shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

3.3                             The certificates evidencing the Shares shall also bear any legend required by any applicable state securities law.

ARTICLE IV

MISCELLANEOUS

4.1                             No Waiver; Modifications in Writing.  This Agreement sets forth the entire understanding of the parties, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the specific subject matter hereof. No waiver of or consent to any departure from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and each Purchaser.

4.2                             Execution of Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

4.3                             Binding Effect; Assignment.  The rights and obligations of each party under this Agreement may not be assigned to any other person; provided that each Purchaser shall have the right to assign its rights and obligations hereunder to any of its affiliated investment funds. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon the Company and each Purchaser and their respective successors and permitted assigns.

4.4                             Governing Law.  This Agreement shall be governed by the laws of the State of Delaware as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

4.5                             Severability of Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

4.6                             Survival of Agreements, Representations and Warranties.  All agreements, representations and warranties contained herein or made in writing by or on behalf the Company or the Purchasers, as the case may be, in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement and the sale and purchase of the Shares and payment therefor.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

GPS CCMP ACQUISITION CORP.

By:	/s/ Aaron P. Jagdfeld
Name: Aaron P. Jagdfeld
Title:

CCMP CAPITAL INVESTORS II, L.P.

By:	CCMP Capital Associates, L.P.,
its General Partner

By:	CCMP Capital Associates GP, LLC,
its General Partner

By:	/s/ [ILLEGIBLE]
Name:
Title:

CCMP CAPITAL INVESTORS (CAYMAN) II, L.P.

By:	CCMP Capital Associates, L.P.,
its General Partner

By:	CCMP Capital Associates GP, LLC,
its General Partner

By:	/s/ [ILLEGIBLE]
Name:
Title:

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